                              ------------------
                                   ---------
--------------------------------------------------------------------------------
                    PaineWebber U.S. Government Income Fund
              PaineWebber Low Duration U.S. Government Income Fund
                    PaineWebber Investment Grade Income Fund
                          PaineWebber High Income Fund
                       PaineWebber Strategic Income Fund
             1285 Avenue of the Americas, New York, New York 10019
             Prospectus -- April 1, 1997, as revised July 31, 1997
--------------------------------------------------------------------------------
PaineWebber Bond Funds are designed for investors seeking income by investing in debt and similar securities, which are commonly called "bonds." Each Fund seeks generally to obtain the highest level of income that is consistent with its investment strategy. The Funds differ in terms of the types of bonds in which they invest and the type and degree of risks that they will accept in or-der to achieve their investment goals.

PaineWebber U.S. Government Income Fund invests primarily in U.S. government bonds, including those backed by mortgages. PaineWebber Low Duration U.S. Gov-ernment Income Fund also invests primarily in U.S. government bonds, including those backed by mortgages, but it limits the expected life (duration) of its portfolio to from 1 to 3 years. PaineWebber Investment Grade Income Fund in-vests primarily in a diversified range of investment grade bonds, including U.S. government and U.S. and foreign corporate bonds. PaineWebber High Income Fund invests primarily in a diversified range of high yield, high risk, U.S. and foreign corporate bonds. PaineWebber Strategic Income Fund strategically allocates its investments among three bond market categories: U.S. government and investment grade corporate bonds; U.S. high yield, high risk corporate bonds; and foreign and emerging market bonds.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read it carefully and re-tain a copy of this Prospectus for future reference.

A Statement of Additional Information dated April 1, 1997 has been filed with the Securities and Exchange Commission and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your invest-ment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.
--------------------------------------------------------------------------------
THE PAINEWEBBER FAMILY OF MUTUAL FUNDS
The PaineWebber Family of Mutual Funds consists of six broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds in this Prospectus are in the BOND category.

[]Money Market Fund for income and    []Asset Allocation Funds for high total
  stability by investing in high-       return by investing in stocks and
  quality, short-term investments.      bonds.
[]Bond Funds for income by            []Stock Funds for long-term growth by
  investing mainly in bonds.            investing mainly in stocks.
[]Tax-Free Bond Funds for income      []Global Funds for long-term growth by
  exempt from federal income tax        investing mainly in foreign stocks or
  and, in some cases, state and         high current income by investing
  local income taxes, by investing      mainly in global debt instruments.
  in municipal bonds.

A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.
--------------------------------------------------------------------------------
INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PRO-VIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.
    THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE SECURI-
       TIES AND EXCHANGE COMMISSION NOR  HAS THE COMMISSION PASSED UPON
          THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESEN-
             TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  PAINEWEBBER HIGH INCOME FUND AND PAINEWEBBER STRATEGIC INCOME FUND MAY
  INVEST WITHOUT LIMIT IN HIGH YIELD, HIGH RISK BONDS, COMMONLY REFERRED TO
  AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED SPECULATIVE WITH
  RESPECT TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS
  SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH INVESTMENTS IN THESE
  FUNDS.
--------------------------------------------------------------------------------
                               Prospectus Page 1

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                               Table of Contents
--------------------------------------------------------------------------------
                                  ----------

                                                                            Page
                                                                            ----
The Funds at a Glance......................................................   3
Expense Table..............................................................   6
Financial Highlights.......................................................  10
Investment Objectives & Policies...........................................  19
Investment Philosophy & Process............................................  21
Performance................................................................  22
The Funds' Investments.....................................................  27
Flexible PricingSM.........................................................  35
How to Buy Shares..........................................................  38
How to Sell Shares.........................................................  39
Other Services.............................................................  40
Management.................................................................  40
Determining the Shares' Net Asset Value....................................  43
Dividends & Taxes..........................................................  43
General Information........................................................  44
Appendix................................................................... A-1

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                               Prospectus Page 2

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                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                             The Funds at a Glance
-------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete investment program, but one or all of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

U.S. GOVERNMENT INCOME FUND

GOAL: To provide you with current income by investing primarily in U.S. government bonds, including those backed by mortgages.

INVESTMENT OBJECTIVE: High current income consistent with the preservation of capital and liquidity.

SIZE: Over $412.1 million in assets on February 28, 1997.

WHO SHOULD INVEST: Investors seeking high current income from investment in U.S. government bonds.

LOW DURATION U.S. GOVERNMENT INCOME FUND ("LOW DURATION INCOME FUND")

GOAL: To provide you with current income by investing primarily in U.S. government bonds, including those backed by mortgages, while maintaining a portfolio duration of from 1 to 3 years.

INVESTMENT OBJECTIVE: Highest level of income consistent with the preservation of capital and low volatility of net asset value.

SIZE: Over $181.1 million in assets on February 28, 1997.

WHO SHOULD INVEST: Investors seeking current income with less fluctuation in net asset value than longer-term U.S. government bond funds.

INVESTMENT GRADE INCOME FUND

GOAL: To provide you with current income by investing primarily in a diversified range of investment grade bonds, including U.S. government and U.S. and foreign corporate bonds.

INVESTMENT OBJECTIVE: High current income consistent with the preservation of capital and liquidity.

SIZE: Over $298.5 million in assets on February 28, 1997.

WHO SHOULD INVEST: Investors seeking high current income from investment in a diversified portfolio of investment grade bonds.

HIGH INCOME FUND

GOAL: To provide you with high income by investing primarily in a diversified range of high yield, high risk, U.S. and foreign corporate bonds.

INVESTMENT OBJECTIVE: High income.

SIZE: Over $573.2 million in assets on February 28, 1997.

WHO SHOULD INVEST: Investors seeking high income, who can assume additional risks for the potential for higher returns.

STRATEGIC INCOME FUND

GOAL: To provide you with high current income primarily by strategically allocating investments among three bond market categories: U.S. government and investment grade corporate bonds; U.S. high yield, high risk corporate bonds; and foreign and emerging market bonds.

INVESTMENT OBJECTIVE: High level of current income and, secondarily, capital appreciation.

SIZE: Over $63.7 million in assets on February 28, 1997.

--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                             The Funds at a Glance
                                  (Continued)
-------------------------------------------------------------------------------

WHO SHOULD INVEST: Investors seeking current high income and, secondarily, capital appreciation, who can assume additional risks for the potential for higher returns.

RISKS

Investors may lose money by investing in the Funds; your investment is not guaranteed.

INTEREST RATE RISK: The bonds in which each Fund invests are subject to interest rate risk, which means that their values and, therefore, the net asset value of the Fund can be expected to fall when interest rates rise. Each Fund attempts to reduce this risk through diversification, credit analysis and attention to interest rate trends and other factors. Low Duration Income Fund seeks to further limit (but not eliminate) this risk by maintaining a portfolio duration of from 1 to 3 years. However, efforts to limit this risk may not be successful.

QUALITY RISK: The high yield, high risk bonds in which High Income Fund and Strategic Income Fund may invest without limit are considered predominantly speculative and involve major risk exposure to adverse conditions. Investment Grade Income Fund may invest up to 35% of its assets in these types of bonds. Some lower-tier investment grade bonds also have speculative characteristics.

MORTGAGE- AND ASSET-BACKED SECURITIES: Mortgage- and asset-backed securities involve special risks relating to the prepayment of the underlying obligations. Each Fund may invest in these securities, and U.S. Government Income Fund and Low Duration Income Fund each concentrates at least 25% of its total assets in them. Some types of mortgage- and asset-backed securities, including "interest-only," "principal-only" and inverse floating rate classes of these securities, can be extremely volatile and may become illiquid. Low Duration Income Fund does not invest in interest-only, principal-only or inverse floating rate classes of mortgage-backed securities. Investment Grade Income Fund may not invest more than 10% of its total assets in interest-only or principal-only classes.

FOREIGN SECURITIES: Foreign bonds and bonds denominated in foreign currencies involve special risks, including possible adverse political, social and economic risks abroad and differing characteristics of foreign markets. These risks are greater for bonds in emerging markets. Bonds denominated in foreign currencies are subject to changes in the values of those currencies relative to the U.S. dollar. Strategic Income Fund may invest in foreign and emerging market bonds, including bonds denominated in foreign currencies, without limit. High Income Fund may invest up to 35% of its assets in foreign bonds (10% of net assets in foreign currency denominated bonds); Investment Grade Fund may invest up to 20% of its assets in U.S. dollar denominated foreign bonds.

DERIVATIVES: Each Fund may use derivatives, such as options, futures and, in the case of High Income Fund and Strategic Income Fund, forward currency contracts, in its investment activities and use interest rate protection transactions, each of which involve special risks.

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of U.S. Government Income Fund, Low Duration Income Fund, Investment Grade Income Fund, High Income Fund and Strategic Income Fund (each a "Fund"). Pacific Investment Management Company ("PIMCO") serves as sub-adviser for Low Duration Income Fund.

MINIMUM INVESTMENT

To open an account, investors need $1,000 ($100 for Low Duration U.S. Government Income Fund); to add to an account, investors need only $100.

--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                             The Funds at a Glance
                                  (Continued)
-------------------------------------------------------------------------------

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge; the maximum sales charge is 4% of the public offering price (3% for Low Duration Income
Fund). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase (four years for Low Duration Fund). After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 0.75% is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                                 Expense Table
--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in Class A, B and C shares of the Funds. Expenses shown below represent those incurred for the most recent fiscal year, except that, for Strategic Income Fund, expenses are annualized for the 10 months ended November 30, 1996 and reflect current expense reimbursements.

                                                     CLASS A  CLASS B  CLASS C
SHAREHOLDER TRANSACTION EXPENSES                     -------  -------  -------
ALL FUNDS
Maximum Sales Charge on Purchases of Shares (as a %
 of offering price)................................. 4%/(1)/     None   None
Sales Charge on Reinvested Dividends (as a % of of-
 fering price)......................................    None     None   None
Maximum Contingent Deferred Sales Charge (as a % of
 offering price or net asset value at the time of
 sale, whichever is less)...........................    None  5%/(1)/   0.75%
Exchange Fees.......................................    None     None   None
-------
/(1)/ 3% for Low Duration Income Fund

ANNUAL FUND OPERATING EXPENSES (as a % of average
 net assets)
                                                     CLASS A  CLASS B  CLASS C
                                                     -------  -------  -------
U.S. GOVERNMENT INCOME FUND
Management Fees.....................................    0.50%    0.50%  0.50%
12b-1 Fees..........................................    0.25     1.00   0.75
Other Expenses......................................    0.19     0.20   0.20
                                                     -------  -------   ----
Total Operating Expenses............................    0.94%    1.70%  1.45%
                                                     =======  =======   ====
LOW DURATION INCOME FUND
Management Fees.....................................    0.50%    0.50%  0.50%
12b-1 Fees..........................................    0.25     1.00   0.75
Other Expenses......................................    0.46     0.53   0.55
                                                     -------  -------   ----
Total Operating Expenses............................    1.21%    2.03%  1.80%
                                                     =======  =======   ====
INVESTMENT GRADE INCOME FUND
Management Fees.....................................    0.50%    0.50%  0.50%
12b-1 Fees..........................................    0.25     1.00   0.75
Other Expenses......................................    0.19     0.18   0.19
                                                     -------  -------   ----
Total Operating Expenses............................    0.94%    1.68%  1.44%
                                                     =======  =======   ====
HIGH INCOME FUND
Management Fees.....................................    0.50%    0.50%  0.50%
12b-1 Fees..........................................    0.25     1.00   0.75
Other Expenses......................................    0.21     0.21   0.22
                                                     -------  -------   ----
Total Operating Expenses............................    0.96%    1.71%  1.47%
                                                     =======  =======   ====
STRATEGIC INCOME FUND
Management Fees.....................................    0.75%    0.75%  0.75%
12b-1 Fees..........................................    0.25     1.00   0.75
Other Expenses (after expense reimbursements)*......    0.58     0.58   0.58
                                                     -------  -------   ----
Total Operating Expenses (after expense reimburse-
 ments)*............................................    1.58%    2.33%  2.08%
                                                     =======  =======   ====

-------
* Reflects voluntary expense cap on each class after voluntary reimbursement of expenses by Mitchell Hutchins Asset Management Inc. as of June 1, 1997. Without such expense caps and reimbursements, "Other Expenses" and "Total Operating Expenses" for Class A, B and C shares would have been 0.89%, 0.88% and 0.88%, and 1.89%, 2.63% and 2.38%, respectively.

--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                                 Expense Table
                                  (Continued)
-------------------------------------------------------------------------------

 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if an investor sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale, whichever is less, is imposed.
 CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge (3% for Low Duration Income Fund) applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years (four years for Low Duration Income Fund).
 CLASS C SHARES: If an investor sells these shares within one year after purchase, a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares at the time of sale, whichever is less, is imposed.

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
12b-1 service fees......................................  0.25%   0.25%   0.25%
12b-1 distribution fees.................................  0.00    0.75    0.50

For more information, see "Management" and "Flexible Pricing SM."

EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in a Fund, assuming a 5% annual return:

U.S. GOVERNMENT INCOME FUND

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $49     $69    $ 90     $151
Class B (Assuming sale of all shares at end of
 period).......................................  $67     $84    $112     $162
Class B (Assuming no sale of shares)...........  $17     $54    $ 92     $162
Class C (Assuming sale of all shares at end of
 period).......................................  $25     $46    $ 79     $174
Class C (Assuming no sale of shares)...........  $15     $46    $ 79     $174

LOW DURATION INCOME FUND

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $42     $67    $ 95     $172
Class B (Assuming sale of all shares at end of
 period).......................................  $51     $84    $109     $195
Class B (Assuming no sale of shares)...........  $21     $64    $109     $195
Class C (Assuming sale of all shares at end of
 period).......................................  $26     $57    $ 97     $212
Class C (Assuming no sale of shares)...........  $18     $57    $ 97     $212

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                               Prospectus Page 7

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                                 Expense Table
                                  (Continued)
--------------------------------------------------------------------------------

INVESTMENT GRADE INCOME FUND

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $49     $69     $90     $151
Class B (Assuming sale of all shares at end of
 period).......................................  $67     $83    $111     $161
Class B (Assuming no sale of shares)...........  $17     $53     $91     $161
Class C (Assuming sale of all shares at end of
 period).......................................  $22     $46     $79     $172
Class C (Assuming no sale of shares)...........  $15     $46     $79     $172

HIGH INCOME FUND

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $49     $69     $91     $153
Class B (Assuming sale of all shares at end of
 period).......................................  $67     $84    $113     $164
Class B (Assuming no sale of shares)...........  $17     $54     $93     $164
Class C (Assuming sale of all shares at end of
 period).......................................  $22     $46     $80     $176
Class C (Assuming no sale of shares)...........  $15     $46     $80     $176

STRATEGIC INCOME FUND

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $55     $88    $123     $220
Class B (Assuming sale of all shares at end of
 period).......................................  $74    $103    $145     $231
Class B (Assuming no sale of shares)...........  $24     $73    $125     $231
Class C (Assuming sale of all shares at end of
 period).......................................  $29     $65    $112     $241
Class C (Assuming no sale of shares)...........  $21     $65    $112     $241

 ASSUMPTIONS MADE IN THE EXAMPLES

 . ALL CLASSES: Reinvestment of all dividends and other distributions;
   percentage amounts listed under "Annual Fund Operating Expenses" remain the same for years shown.
 . CLASS A SHARES: Deduction of the maximum 4% initial sales charge at the time of purchase (3% for Low Duration Income Fund).
 . CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years (four years for Low Duration Income Fund). Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.
 . CLASS C SHARES: Deduction of a 0.75% contingent deferred sales charge for sales of shares within one year of purchase.

--------------------------------------------------------------------------------
                               Prospectus Page 8

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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                               Prospectus Page 9

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                             Financial Highlights
-------------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1996 and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to each of the five years in the period ended November 30, 1996, have been audited by Ernst & Young LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for the periods prior to the year ended November 30, 1992 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

                                                            U.S. GOVERNMENT INCOME FUND
                           -------------------------------------------------------------------------------------------------------
                                                                      CLASS A
                           -------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED NOVEMBER 30,
                           -------------------------------------------------------------------------------------------------------
                             1996      1995        1994      1993      1992      1991      1990      1989       1988       1987
                           --------  --------    --------  --------  --------  --------  --------  --------  ---------- ----------
Net asset value,
 beginning of period....   $   9.12  $   8.50    $  10.03  $   9.98  $   9.97  $   9.47  $   9.51  $   9.28  $     9.31 $    10.27
                           --------  --------    --------  --------  --------  --------  --------  --------  ---------- ----------
Net investment income...       0.55      0.58        0.60      0.67      0.75      0.77      0.76      0.80        0.80       0.81
Net realized and unrealized
 gains  (losses) from
 investments............      (0.26)     0.62       (1.53)     0.05      0.01      0.49     (0.05)     0.23         --       (0.85)
                           --------  --------    --------  --------  --------  --------  --------  --------  ---------- ----------
Net increase (decrease)
 from investment
 operations.............       0.29      1.20       (0.93)     0.72      0.76      1.26      0.71      1.03        0.80      (0.04)
                           --------  --------    --------  --------  --------  --------  --------  --------  ---------- ----------
Dividends from net
 investment income......      (0.55)    (0.58)      (0.60)    (0.67)    (0.75)    (0.76)    (0.75)    (0.80)      (0.80)     (0.85)
Distributions from net
 realized gains from
 investment
 transactions...........        --        --          --        --        --        --        --        --          --       (0.07)
Return of capital.......        --        --          --        --        --        --        --        --        (0.03)       --
                           --------  --------    --------  --------  --------  --------  --------  --------  ---------- ----------
Total dividends and
 distributions to
 shareholders...........      (0.55)    (0.58)      (0.60)    (0.67)    (0.75)    (0.76)    (0.75)    (0.80)      (0.83)     (0.92)
                           --------  --------    --------  --------  --------  --------  --------  --------  ---------- ----------
Net asset value, end of
 period.................   $   8.86  $   9.12    $   8.50  $  10.03  $   9.98  $   9.97  $   9.47  $   9.51  $     9.28 $     9.31
                           ========  ========    ========  ========  ========  ========  ========  ========  ========== ==========
Total investment
 return (1).............       3.39%    14.70%      (9.62)%    7.38%     7.92%    13.80%     8.36%    11.66%       8.93%     (0.21)%
                           ========  ========    ========  ========  ========  ========  ========  ========  ========== ==========
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........   $343,836  $430,285    $428,722  $648,923  $703,198  $737,189  $795,240  $963,226  $1,279,535 $2,018,208
Expenses to average net
 assets.................       0.94%     1.03%(2)    0.95%     0.91%     0.93%     0.87%     0.66%     0.72%       0.67%      0.68%
Net investment income to
 average net assets.....       6.24%     6.65%(2)    6.48%     6.60%     7.42%     7.94%     8.57%     8.82%       8.83%      8.44%
Portfolio turnover rate.        359%      206%        358%       83%       28%       71%       34%      125%        302%        98%

-------
#   Commencement of issuance of shares
*   Annualized
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2) These ratios include non-recurring reorganization expenses of 0.03%.

--------------------------------------------------------------------------------
                              Prospectus Page 10

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                              Financial Highlights
                                  (Continued)
--------------------------------------------------------------------------------

                                      U.S. GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------
                           CLASS B                                                       CLASS C
----------------------------------------------------------------- -------------------------------------------------------
                 FOR THE                           FOR THE PERIOD             FOR THE                      FOR THE PERIOD
               YEARS ENDED                         JULY 1, 1991#            YEARS ENDED                    JULY 2, 1992#
              NOVEMBER 30,                               TO                 NOVEMBER 30,                         TO
-------------------------------------------------   NOVEMBER 30,  ---------------------------------------   NOVEMBER 30,
 1996     1995        1994       1993      1992         1991       1996     1995        1994       1993         1992
-------  -------     -------   --------  --------  -------------- -------  -------     -------   --------  --------------
$  9.12  $  8.50     $ 10.03   $   9.98  $   9.98     $  9.59     $  9.11  $  8.49     $ 10.02   $   9.98     $  10.13
-------  -------     -------   --------  --------     -------     -------  -------     -------   --------     --------
   0.48     0.51        0.53       0.60      0.67        0.29        0.50     0.53        0.55       0.62         0.25
  (0.25)    0.63       (1.53)      0.05      0.01        0.39       (0.25)    0.63       (1.53)      0.04        (0.15)
-------  -------     -------   --------  --------     -------     -------  -------     -------   --------     --------
   0.23     1.14       (1.00)      0.65      0.68        0.68        0.25     1.16       (0.98)      0.66         0.10
-------  -------     -------   --------  --------     -------     -------  -------     -------   --------     --------
  (0.48)   (0.52)      (0.53)     (0.60)    (0.68)      (0.29)      (0.50)   (0.54)      (0.55)     (0.62)       (0.25)
    --       --          --         --        --          --          --       --          --         --           --
    --       --          --         --        --          --          --       --          --         --           --
-------  -------     -------   --------  --------     -------     -------  -------     -------   --------     --------
  (0.48)   (0.52)      (0.53)     (0.60)    (0.68)      (0.29)      (0.50)   (0.54)      (0.55)     (0.62)       (0.25)
-------  -------     -------   --------  --------     -------     -------  -------     -------   --------     --------
$  8.87  $  9.12     $  8.50   $  10.03  $   9.98     $  9.98     $  8.86  $  9.11     $  8.49   $  10.02     $   9.98
=======  =======     =======   ========  ========     =======     =======  =======     =======   ========     ========
   2.72%   13.81%     (10.31)%     6.57%     6.98%       6.78%       2.98%   14.12%     (10.08)%     6.75%        0.62%
=======  =======     =======   ========  ========     =======     =======  =======     =======   ========     ========
$61,873  $82,469     $99,581   $161,158  $132,357     $23,532     $37,754  $53,832     $68,400   $143,473     $127,026
   1.70%    1.81%(2)    1.72%      1.66%     1.67%       1.68%*      1.45%    1.55%(2)    1.45%      1.40%        1.44%*
   5.47%    5.88%(2)    5.71%      5.79%     6.38%       6.40%*      5.74%    6.17%(2)    5.99%      6.06%        6.13%*
    359%     206%        358%        83%       28%         71%        359%     206%        358%        83%          28%

--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------

LOW DURATION INCOME FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1996, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the tables below, have been audited by Ernst & Young LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                              LOW DURATION INCOME FUND
                   ------------------------------------------------------------------------------
                                  CLASS A                                    CLASS B
                   ---------------------------------------- ------------------------------------
                                                 FOR THE                              FOR THE
                                                  PERIOD                               PERIOD
                      FOR THE YEARS ENDED      MAY 3, 1993#  FOR THE YEARS ENDED    MAY 3, 1993#
                         NOVEMBER 30,               TO          NOVEMBER 30,             TO
                   --------------------------- NOVEMBER 30, ----------------------- NOVEMBER 30,
                    1996      1995      1994       1993      1996    1995    1994       1993
                   -------  --------  -------- ------------ ------  ------  ------- ------------
Net asset value,
 beginning of
 period.........   $  2.34  $   2.25  $   2.48   $   2.50   $ 2.34  $ 2.25  $  2.48   $  2.50
                   -------  --------  --------   --------   ------  ------  -------   -------
Net investment
 income.........      0.14      0.13      0.12       0.07     0.12    0.11     0.10      0.06
Net realized and
 unrealized
 gains (losses)
 from
 investments,
 futures and
 options........      0.01      0.09     (0.29)     (0.02)    0.01    0.09    (0.29)    (0.02)
                   -------  --------  --------   --------   ------  ------  -------   -------
Net increase
 (decrease) in
 net asset value
 from
 operations.....      0.15      0.22     (0.17)      0.05     0.13    0.20    (0.19)     0.04
                   -------  --------  --------   --------   ------  ------  -------   -------
Dividends from
 net investment
 income.........     (0.14)    (0.13)    (0.12)     (0.07)   (0.12)  (0.11)   (0.10)    (0.06)
                   -------  --------  --------   --------   ------  ------  -------   -------
Contribution to
 capital from
 adviser........       --        --       0.06        --       --      --      0.06       --
                   -------  --------  --------   --------   ------  ------  -------   -------
Net asset value,
 end of period..   $  2.35  $   2.34  $   2.25   $   2.48   $ 2.35  $ 2.34  $  2.25   $  2.48
                   =======  ========  ========   ========   ======  ======  =======   =======
Total investment
 return(1)......      6.46%    10.25%    (4.50)%**   1.88%    5.60%   9.30%   (5.24)%**  1.47%
                   =======  ========  ========   ========   ======  ======  =======   =======
Ratios/Supplemental
 data:
Net assets, end
 of period
 (000's)........   $71,216  $127,961  $158,712   $551,243   $7,716  $9,147  $13,382   $31,706
Expenses to
 average
 net assets(2)..      1.21%     1.15%     0.84%      0.81%*   2.03%   2.02%    1.62%     1.62%*
Net investment
 income to
 average
 net assets(2)..      5.84%     5.89%     5.16%      4.85%*   4.99%   5.03%    4.40%     4.31%*
Portfolio
 turnover rate..       210%      242%      246%        97%     210%    242%     246%       97%



                              LOW DURATION INCOME FUND
                   ---------------------------------------------
                                      CLASS C
                   ---------------------------------------------
                                                      FOR THE
                                                       PERIOD
                      FOR THE YEARS ENDED           MAY 3, 1993#
                          NOVEMBER 30,                   TO
                   ----------------------------     NOVEMBER 30,
                     1996      1995      1994           1993
                   --------  --------  --------     ------------
Net asset value,
 beginning of
 period.........   $   2.34  $   2.25  $   2.47      $     2.50
                   --------  --------  --------      ----------
Net investment
 income.........       0.12      0.12      0.11            0.06
Net realized and
 unrealized
 gains (losses)
 from
 investments,
 futures and
 options........       0.01      0.09     (0.28)          (0.03)
                   --------  --------  --------      ----------
Net increase
 (decrease) in
 net asset value
 from
 operations.....       0.13      0.21     (0.17)           0.03
                   --------  --------  --------      ----------
Dividends from
 net investment
 income.........      (0.12)    (0.12)    (0.11)          (0.06)
                   --------  --------  --------      ----------
Contribution to
 capital from
 adviser........        --        --       0.06             --
                   --------  --------  --------      ----------
Net asset value,
 end of period..   $   2.35  $   2.34  $   2.25      $     2.47
                   ========  ========  ========      ==========
Total investment
 return(1)......       5.82%     9.60%    (4.99)%**        1.20%
                   ========  ========  ========      ==========
Ratios/Supplemental
 data:
Net assets, end
 of period
 (000's)........   $123,203  $180,169  $296,182      $1,186,181
Expenses to
 average
 net assets(2)..       1.80%     1.75%     1.36%           1.35%*
Net investment
 income to
 average
 net assets(2)..       5.22%     5.31%     4.65%           4.52%*
Portfolio
 turnover rate..        210%      242%      246%             97%

-------
 #  Commencement of issuance of shares
 *  Annualized
** Net of $0.06 contribution of capital from adviser. If such contribution had not been made, the total investment returns would have been (7.02)% for Class A, (7.74)% for Class B and (7.50)% for Class C.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2) During the year ended November 30, 1994, Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made, the annualized ratios of expenses to average net assets, and net investment income to average net assets, respectively, would have been 0.88% and 5.12% for Class A, 1.66% and 4.35% for Class B, and 1.39% and 4.61% for Class C.


--------------------------------------------------------------------------------
                              Prospectus Page 12

--------------------------------------------------------------------------------
                              -------------------




                      [THIS PAGE INTENTIONALLY LEFT BLANK]


--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------

INVESTMENT GRADE INCOME FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1996, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the tables below relating to each of the five fiscal years in the period ended November 30, 1996 have been audited by Ernst & Young LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for the periods prior to the year ended November 30, 1992 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

                                                        INVESTMENT GRADE INCOME FUND
                          ---------------------------------------------------------------------------------------------------
                                                                   CLASS A
                          ---------------------------------------------------------------------------------------------------
                                                      FOR THE YEARS ENDED NOVEMBER 30,
                          ---------------------------------------------------------------------------------------------------
                            1996      1995      1994       1993      1992      1991      1990      1989      1988      1987
                          --------  --------  --------   --------  --------  --------  --------  --------  --------  --------
Net asset value,
 beginning of period....    $10.68  $   9.67  $  11.08   $  10.38  $  10.17  $   9.50  $   9.82  $   9.53  $   9.42  $  10.74
                          --------  --------  --------   --------  --------  --------  --------  --------  --------  --------
Net investment income...      0.73      0.76      0.77       0.79      0.81      0.82      0.84      0.86      0.83      0.88
Net realized and
 unrealized gains
 (losses) from
 investments............     (0.09)     1.01     (1.41)      0.70      0.22      0.66     (0.33)     0.27      0.10     (1.15)
                          --------  --------  --------   --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 from operations........      0.64      1.77     (0.64)      1.49      1.03      1.48      0.51      1.13      0.93     (0.27)
                          --------  --------  --------   --------  --------  --------  --------  --------  --------  --------
Dividends from net
 investment income......     (0.73)    (0.76)    (0.77)     (0.79)    (0.82)    (0.81)    (0.83)    (0.84)    (0.81)    (0.92)
Distributions from net
 realized gains from
 investment
 transactions...........       --        --        --         --        --        --        --        --        --      (0.08)
Return of capital.......       --        --        --         --        --        --        --        --      (0.01)    (0.05)
                          --------  --------  --------   --------  --------  --------  --------  --------  --------  --------
Total dividends and
 distributions to
 shareholders...........     (0.73)    (0.76)    (0.77)     (0.79)    (0.82)    (0.81)    (0.83)    (0.84)    (0.82)    (1.05)
                          --------  --------  --------   --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 period.................    $10.59  $  10.68  $   9.67   $  11.08  $  10.38  $  10.17  $   9.50  $   9.82  $   9.53  $   9.42
                          ========  ========  ========   ========  ========  ========  ========  ========  ========  ========
Total investment
 return (1).............      6.33%    18.95%    (5.99)%    14.77%    10.39%    16.17%     5.55%    12.28%    10.24%    (2.69)%
                          ========  ========  ========   ========  ========  ========  ========  ========  ========  ========
Ratios/Supplemental Da-
 ta:
Net assets, end of
 period (000's).........  $229,117  $258,898  $271,553   $204,418  $197,795  $220,216  $225,424  $269,381  $334,106  $543,919
Expenses to average net
 assets.................      0.94%     0.95%     0.97%      0.96%     1.01%     0.91%     0.66%     0.65%     0.70%     0.72%
Net investment income to
 average net assets.....      7.02%     7.42%     7.50%      7.24%     7.81%     8.32%     8.76%     8.96%     8.83%     8.67%
Portfolio turnover rate.       115%      149%      142%        27%       44%       46%       31%       47%       35%       88%

-------
#   Commencement of issuance of shares
*   Annualized
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distribu-tions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. To-tal investment return for periods of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                              Financial Highlights
                                  (Continued)
--------------------------------------------------------------------------------

                                   INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------------------------------------
                       CLASS B                                                 CLASS C
----------------------------------------------------------- --------------------------------------------------
                                                 FOR THE                                            FOR THE
                FOR THE                          PERIOD                 FOR THE                     PERIOD
              YEARS ENDED                     JULY 1, 1991#           YEARS ENDED                JULY 2, 1992#
             NOVEMBER 30,                          TO                NOVEMBER 30,                     TO
--------------------------------------------  NOVEMBER 30,  -----------------------------------  NOVEMBER 30,
 1996     1995     1994      1993     1992        1991       1996     1995     1994      1993        1992
-------  -------  -------   -------  -------  ------------- -------  -------  -------   -------  -------------
 $10.67  $  9.67  $ 11.07   $ 10.38  $ 10.17     $ 9.79      $10.68  $  9.67  $ 11.08   $ 10.38     $ 10.48
-------  -------  -------   -------  -------     ------     -------  -------  -------   -------     -------
   0.65     0.68     0.69      0.71     0.73       0.31        0.68     0.70     0.72      0.74        0.28
  (0.09)    1.00    (1.40)     0.69     0.22       0.38       (0.09)    1.01    (1.41)     0.70       (0.10)
-------  -------  -------   -------  -------     ------     -------  -------  -------   -------     -------
   0.56     1.68    (0.71)     1.40     0.95       0.69        0.59     1.71    (0.69)     1.44        0.18
-------  -------  -------   -------  -------     ------     -------  -------  -------   -------     -------
  (0.65)   (0.68)   (0.69)    (0.71)   (0.74)     (0.31)      (0.68)   (0.70)   (0.72)    (0.74)      (0.28)
    --       --       --        --       --         --          --       --       --        --          --
    --       --       --        --       --         --          --       --       --        --          --
-------  -------  -------   -------  -------     ------     -------  -------  -------   -------     -------
  (0.65)   (0.68)   (0.69)    (0.71)   (0.74)     (0.31)      (0.68)   (0.70)   (0.72)    (0.74)      (0.28)
-------  -------  -------   -------  -------     ------     -------  -------  -------   -------     -------
 $10.58  $ 10.67  $  9.67   $ 11.07  $ 10.38     $10.17      $10.59  $ 10.68  $  9.67   $ 11.08     $ 10.38
=======  =======  =======   =======  =======     ======     =======  =======  =======   =======     =======
   5.54%   17.97%   (6.60)%   13.81%    9.56%      6.76%       5.80%   18.37%   (6.40)%   14.21%       1.32%
=======  =======  =======   =======  =======     ======     =======  =======  =======   =======     =======
$58,364  $71,372  $69,359   $52,301  $20,862     $5,368     $32,337  $39,150  $45,473   $47,527     $16,067
   1.68%    1.70%    1.72%     1.70%    1.74%      1.67%*      1.44%    1.45%    1.45%     1.44%       1.49%*
   6.27%    6.67%    6.73%     6.40%    6.88%      6.87%*      6.51%    6.95%    6.99%     6.61%       6.83%*
    115%     149%     142%       27%      44%        46%        115%     149%     142%       27%         44%


--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------

HIGH INCOME FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1996, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the tables below relating to each of the five fiscal years in the period ended November 30, 1996 have been audited by Ernst & Young LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for the periods prior to the year ended November 30, 1992, also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

                                                              HIGH INCOME FUND
                          -----------------------------------------------------------------------------------------------------
                                                                   CLASS A
                          -----------------------------------------------------------------------------------------------------
                                                      FOR THE YEARS ENDED NOVEMBER 30,
                          -----------------------------------------------------------------------------------------------------
                            1996      1995      1994       1993      1992      1991      1990       1989       1988      1987
                          --------  --------  --------   --------  --------  --------  --------   --------   --------  --------
Net asset value,
 beginning
 of period..............  $   6.96  $   7.14  $   8.73   $   7.92  $   7.30  $   5.61  $   7.47   $   8.60   $   8.94  $  10.46
                          --------  --------  --------   --------  --------  --------  --------   --------   --------  --------
Net investment income...      0.72      0.79      0.86       0.89      0.98      0.98      0.99       1.10       1.18      1.23
Net realized and
 unrealized gains
 (losses) from
 investments............      0.37     (0.17)    (1.59)      0.83      0.61      1.69     (1.88)     (1.15)     (0.33)    (1.39)
                          --------  --------  --------   --------  --------  --------  --------   --------   --------  --------
Net increase (decrease)
 from investment
 operations.............      1.09      0.62     (0.73)      1.72      1.59      2.67     (0.89)     (0.05)      0.85     (0.16)
                          --------  --------  --------   --------  --------  --------  --------   --------   --------  --------
Dividends from net
 investment income......     (0.70)    (0.80)    (0.86)     (0.91)    (0.97)    (0.98)    (0.97)     (1.08)     (1.19)    (1.28)
Distributions from net
 realized gains from
 investment
 transactions...........       --        --        --         --        --        --        --         --         --      (0.08)
                          --------  --------  --------   --------  --------  --------  --------   --------   --------  --------
Total dividends and
 distributions to
 shareholders...........     (0.70)    (0.80)    (0.86)     (0.91)    (0.97)    (0.98)    (0.97)     (1.08)     (1.19)    (1.36)
                          --------  --------  --------   --------  --------  --------  --------   --------   --------  --------
Net asset value, end of
 period.................  $   7.35  $   6.96  $   7.14   $   8.73  $   7.92  $   7.30  $   5.61   $   7.47   $   8.60  $   8.94
                          ========  ========  ========   ========  ========  ========  ========   ========   ========  ========
Total investment return
 (1)....................     16.55%     9.01%    (9.20)%    22.89%    22.99%    51.11%   (12.95)%    (0.76)%     9.81%    (2.28)%
                          ========  ========  ========   ========  ========  ========  ========   ========   ========  ========
Ratios/Supplemental
 data:
Net assets, end of
 period (000's).........  $243,564  $248,619  $268,397   $360,281  $279,685  $243,210  $184,990   $322,426   $532,450  $683,692
Expenses to average net
 assets.................      0.96%     0.93%     0.91%      0.93%     0.98%     1.05%     0.85%      0.71%      0.70%     0.67%
Net investment income to
 average net assets.....     10.10%    11.17%    10.43%     10.61%    12.68%    15.12%    15.20%     13.50%     13.55%    12.05%
Portfolio turnover rate.       142%       94%      156%       182%      185%      117%      110%       132%       111%      145%

-------
 #  Commencement of issuance of shares
 *  Annualized
(1) Total return is calculated assuming a $1,000 investment on the first day of each period, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; re-sults would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.


--------------------------------------------------------------------------------
                              Prospectus Page 16

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                              Financial Highlights
                                  (Continued)
--------------------------------------------------------------------------------

                                                HIGH INCOME FUND
-------------------------------------------------------------------------------------------------------------------
                        CLASS B                                                    CLASS C
-------------------------------------------------------------- ----------------------------------------------------
                                                    FOR THE
                                                     PERIOD                                              FOR THE
                                                    JULY 1,                                            PERIOD JULY
     FOR THE YEARS ENDED NOVEMBER 30,               1991# TO    FOR THE YEARS ENDED NOVEMBER 30,       2, 1992# TO
------------------------------------------------  NOVEMBER 30, --------------------------------------  NOVEMBER 30,
  1996      1995      1994       1993     1992        1991      1996      1995      1994       1993        1992
--------  --------  --------   --------  -------  ------------ -------  --------  --------   --------  ------------
$   6.95  $   7.14  $   8.72   $   7.91  $  7.29    $  6.85    $  6.97  $   7.15  $   8.74   $   7.92    $  7.80
--------  --------  --------   --------  -------    -------    -------  --------  --------   --------    -------
    0.66      0.74      0.80       0.83     0.92       0.41       0.68      0.76      0.82       0.85       0.33
    0.39     (0.18)    (1.58)      0.82     0.61       0.44       0.38     (0.18)    (1.59)      0.82       0.11
--------  --------  --------   --------  -------    -------    -------  --------  --------   --------    -------
    1.05      0.56     (0.78)      1.65     1.53       0.85       1.06      0.58     (0.77)      1.67       0.44
--------  --------  --------   --------  -------    -------    -------  --------  --------   --------    -------
   (0.65)    (0.75)    (0.80)     (0.84)   (0.91)     (0.41)     (0.67)    (0.76)    (0.82)     (0.85)     (0.32)
     --        --        --         --       --         --         --        --        --         --         --
--------  --------  --------   --------  -------    -------    -------  --------  --------   --------    -------
   (0.65)    (0.75)    (0.80)     (0.84)   (0.91)     (0.41)     (0.67)    (0.76)    (0.82)     (0.85)     (0.32)
--------  --------  --------   --------  -------    -------    -------  --------  --------   --------    -------
$   7.35  $   6.95  $   7.14   $   8.72  $  7.91    $  7.29    $  7.36  $   6.97  $   7.15   $   8.74    $  7.92
========  ========  ========   ========  =======    =======    =======  ========  ========   ========    =======
   15.86%     8.05%    (9.77)%    21.89%   22.07%     11.93%     15.96%     8.45%    (9.62)%    22.19%      5.21%
========  ========  ========   ========  =======    =======    =======  ========  ========   ========    =======
$215,492  $212,946  $235,480   $286,525  $99,645    $18,274    $94,445  $103,911  $115,196   $176,161    $35,992
    1.71%     1.68%     1.64%      1.66%    1.70%      1.73%*     1.47%     1.44%     1.38%      1.39%      1.45%*
    9.34%    10.42%     9.66%      9.69%   11.42%     12.43%*     9.60%    10.63%     9.91%      9.81%     10.67%*
     142%       94%      156%       182%     185%       117%       142%       94%      156%       182%       185%


--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                             Financial Highlights
                                  (Concluded)
-------------------------------------------------------------------------------

STRATEGIC INCOME FUND

The table below provides selected per share data and ratios for one Class A share, one Class B share and one Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Price Waterhouse LLP, independent accountants, which appear in the Fund's Annual Report to Shareholders for the fiscal period ended November 30, 1996, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below, have been audited by Price Waterhouse LLP, independent accountants. Further information about the Fund's performance also is included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                    CLASS A                               CLASS B
                     ------------------------------------- -------------------------------------
                       FOR THE                   FOR THE     FOR THE                   FOR THE
                        PERIOD                   PERIOD       PERIOD                   PERIOD
                     FEBRUARY 1,               FEBRUARY 7, FEBRUARY 1,               FEBRUARY 7,
                         1996     FOR THE YEAR    1994+        1996     FOR THE YEAR    1994+
                       THROUGH       ENDED       THROUGH     THROUGH       ENDED       THROUGH
                     NOVEMBER 30, JANUARY 31,  JANUARY 31, NOVEMBER 30, JANUARY 31,  JANUARY 31,
                         1996        1996**       1995         1996         1996        1995
                     ------------ ------------ ----------- ------------ ------------ -----------
Net asset value,
 beginning of
 period.........        $ 8.99       $ 8.60      $ 10.00     $  8.98      $  8.60      $ 10.00
                        ------       ------      -------     -------      -------      -------
Net investment
 income.........          0.57         0.67         0.74        0.51         0.60         0.66
Net realized and
 unrealized
 gains (losses)
 from
 investments and
 foreign
 currency.......          0.39         0.59        (1.49)       0.39         0.59        (1.47)
                        ------       ------      -------     -------      -------      -------
Net increase
 (decrease) from
 investment
 operations.....          0.96         1.26        (0.75)       0.90         1.19        (0.81)
                        ------       ------      -------     -------      -------      -------
Dividends from
 net investment
 income.........         (0.58)       (0.77)       (0.65)      (0.52)       (0.71)       (0.59)
Distributions
 from net
 realized gains
 from foreign
 currency
 transactions...            --        (0.10)          --          --        (0.10)          --
                        ------       ------      -------     -------      -------      -------
Total dividends
 and
 distributions
 to
 shareholders...         (0.58)       (0.87)       (0.65)      (0.52)       (0.81)       (0.59)
                        ------       ------      -------     -------      -------      -------
Net asset value,
 end of period..        $ 9.37       $ 8.99      $  8.60     $  9.36      $  8.98      $  8.60
                        ======       ======      =======     =======      =======      =======
Total investment
 return(1)......         11.14%       15.27%       (7.61)%     10.46%       14.37%       (8.22)%
                        ======       ======      =======     =======      =======      =======
Ratios/Supplemental
 Data:
Net assets, end
 of period
 (000's)........        $9,944       $9,841      $11,148     $37,249      $40,653      $40,710
Expenses to av-
 erage net as-
 sets...........          1.89%*       1.74%        1.49%*      2.63%*       2.49%        2.24%*
Net investment
 income to
 average
 net assets.....          7.69%*       8.52%        8.06%*      6.93%*       7.77%        7.46%*
Portfolio turn-
 over rate......           101%          91%         117%        101%          91%         117%
                                    CLASS C
                     -------------------------------------
                       FOR THE                   FOR THE
                        PERIOD                   PERIOD
                     FEBRUARY 1,               FEBRUARY 7,
                         1996     FOR THE YEAR    1994+
                       THROUGH       ENDED       THROUGH
                     NOVEMBER 30, JANUARY 31,  JANUARY 31,
                         1996         1996        1995
                     ------------ ------------ -----------
Net asset value,
 beginning of
 period.........       $  8.98      $  8.60      $ 10.00
                     ------------ ------------ -----------
Net investment
 income.........          0.53         0.62         0.69
Net realized and
 unrealized
 gains (losses)
 from
 investments and
 foreign
 currency.......          0.40         0.59        (1.48)
                     ------------ ------------ -----------
Net increase
 (decrease) from
 investment
 operations.....          0.93         1.21        (0.79)
                     ------------ ------------ -----------
Dividends from
 net investment
 income.........         (0.54)       (0.73)       (0.61)
Distributions
 from net
 realized gains
 from foreign
 currency
 transactions...            --        (0.10)          --
                     ------------ ------------ -----------
Total dividends
 and
 distributions
 to
 shareholders...         (0.54)       (0.83)       (0.61)
                     ------------ ------------ -----------
Net asset value,
 end of period..       $  9.37      $  8.98      $  8.60
                     ============ ============ ===========
Total investment
 return(1)......         10.80%       14.63%       (8.02)%
                     ============ ============ ===========
Ratios/Supplemental
 Data:
Net assets, end
 of period
 (000's)........       $17,101      $19,232      $21,208
Expenses to av-
 erage net as-
 sets...........          2.38%*       2.24%        1.98%*
Net investment
 income to
 average
 net assets.....          7.19%*       8.03%        7.62%*
Portfolio turn-
 over rate......           101%          91%         117%

-------
+   Commencement of issuance of shares
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
** Amounts for net investment income and net realized and unrealized gains (losses) from investments and foreign currency have been restated to conform to the November 30, 1996, presentation.


--------------------------------------------------------------------------------
                              Prospectus Page 18

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                       Investment Objectives & Policies
-------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder approval. Except where noted, their other investment policies are not fundamental and may be changed by the Funds' boards.

U.S. GOVERNMENT INCOME FUND AND LOW DURATION INCOME FUND

U.S. Government Income Fund's investment objective is to provide high income consistent with the preservation of capital and liquidity. Low Duration Income Fund's investment objective is to achieve the highest level of income consistent with the preservation of capital and low volatility of net asset value.

Low Duration Income Fund seeks to limit (but not eliminate) the volatility of net asset value by normally maintaining an overall portfolio duration of from 1 to 3 years. U.S. Government Income Fund has no fixed portfolio duration policy. "Duration" is a measure of the expected life of a fixed income security on a present value basis.

Each Fund normally invests at least 65% of its total assets in U.S. government bonds (including mortgage-backed securities) and repurchase agreements with respect to them. Each Fund also may invest up to 35% of its total assets in privately issued mortgage-backed and asset-backed securities that, at the time of purchase, are rated in the highest rating category by a nationally recognized rating agency, such as Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), or if unrated, are considered to be of comparable quality by Mitchell Hutchins or, for Low Duration Income Fund, PIMCO.

Each Fund has a fundamental policy of normally concentrating at least 25% of its total assets in U.S. government and privately issued mortgage- and asset-backed securities. This policy has the effect of increasing each Fund's exposure to the risks of these securities and might cause the Fund's net asset value to fluctuate more than otherwise would be the case. Some types of mortgage- and asset-backed securities, including "interest-only," "principal-only" and inverse floating rate classes of these securities, can be extremely volatile and may become illiquid. Low Duration Income Fund does not invest in these classes of mortgage-backed securities.

INVESTMENT GRADE INCOME FUND

Investment Grade Income Fund's objective is to provide high current income consistent with the preservation of capital and liquidity. The Fund normally invests at least 65% of its total assets in U.S. government and investment grade corporate bonds, including mortgage-backed securities. The Fund also may invest up to 35% of its total assets in the following: (1) corporate bonds that are below investment grade; (2) preferred stocks; (3) convertible securities; (4) asset-backed securities other than mortgage-backed securities;
(5) commercial paper or variable amount master notes whose issuers, at the time the security is purchased by the Fund, have outstanding either long-term bonds that are rated investment grade by S&P or Moody's or commercial paper rated in the highest rating category by S&P or Moody's; and (6) other money market instruments, including repurchase agreements.

Investment grade bonds are bonds that, at the time of purchase, are rated in one of the four highest rating categories by a nationally recognized rating agency, such as S&P or Moody's, or if unrated, are considered to be of comparable quality by Mitchell Hutchins.

The Fund's ability to invest in mortgage- and asset-backed securities is limited. The Fund may invest in mortgage-backed securities only if they are U.S. government issued or guaranteed or if, at the time of purchase, they are investment grade. The Fund may invest in other asset-backed securities only if, at the time of purchase, they are rated in one of the two highest rating categories by S&P or Moody's. Also, the Fund may not invest more than 10% of its total assets in interest-only and principal-only classes of mortgage-backed securities.

Up to 20% of the Fund's net assets may be invested in certain foreign securities. These are: (1) U.S. dollar-denominated securities of foreign issuers or of foreign


--------------------------------------------------------------------------------
                              Prospectus Page 19

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

branches of U.S. banks that are traded in the U.S. securities markets; and (2) securities that are U.S. dollar-denominated but whose value is linked to the value of foreign currencies.

HIGH INCOME FUND

High Income Fund's investment objective is to provide high income. The Fund normally invests at least 65% of its total assets in high yield, high risk, income producing, corporate bonds that, at the time of purchase, are rated B or better by S&P or Moody's, are comparably rated by another nationally recognized rating agency or, if unrated, are considered to be of comparable quality by Mitchell Hutchins. The Fund may include in this 65% of its total assets any equity securities (including common stocks and rights and warrants for equity securities) that are attached to corporate bonds or are part of a unit including corporate bonds, so long as the corporate bonds meet these quality requirements. The Fund also may invest up to 35% of its total assets in (1) bonds that are rated below B (and rated as low as D by S&P or C by Moody's) or comparable unrated bonds; (2) U.S. government bonds; (3) equity securities; and (4) money market instruments, including repurchase agreements.

Up to 25% of the Fund's total assets may be invested in bonds and equity securities that are not paying current income. The Fund may purchase these securities if Mitchell Hutchins believes that they have a potential for capital appreciation.

Up to 35% of the Fund's net assets may be invested in securities of foreign issuers. However, no more than 10% of the Fund's net assets may be invested in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar.

STRATEGIC INCOME FUND

Strategic Income Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, it seeks capital appreciation. The Fund strategically allocates its investments among three distinct bond market categories: (1) U.S. government and investment grade corporate bonds, including mortgage- and asset-backed securities; (2) U.S. high yield, high risk corporate bonds, including convertible bonds, and preferred stock; and (3) foreign and emerging market bonds. A portion of the Fund's assets normally is invested in each of these investment sectors. However, the Fund has the flexibility at any time to invest all or substantially all of its assets in any one sector.

The Fund may invest in high yield, high risk bonds that are rated as low as D by S&P or C by Moody's.

The foreign and emerging market bonds in which the Fund may invest include:
(1) government bonds, including Brady bonds and other sovereign debt, and bonds issued by multi-national institutions such as the International Bank for Reconstruction and Development and the International Monetary Fund; (2) corporate bonds and preferred stock issued by entities located in foreign countries, or denominated in or indexed to foreign currencies; and (3) interests in securitized or restructured foreign loans, bonds or preferred stock. The Fund may invest without limit in securities of issuers located in any country in the world, including both industrialized and emerging market countries. The Fund generally is not restricted in the portion of its assets that may be invested in a single country or region, but the Fund's assets normally are invested in issuers located in at least three countries. No more than 25% of the Fund's total assets are invested in securities issued or guaranteed by any single government. The Fund may invest in foreign and emerging market bonds that do not meet any minimum credit rating standard or that are unrated.

The Fund may invest up to 10% of its total assets in preferred stock of U.S. and foreign issuers. It also may acquire equity securities when attached to bonds or as part of a unit including bonds or in connection with a conversion or exchange of bonds. The Fund also may invest without limit in certificates of deposit issued by banks and savings associations and in banker's acceptances.


--------------------------------------------------------------------------------
                              Prospectus Page 20

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                        Investment Philosophy & Process

-------------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND
INVESTMENT GRADE INCOME FUND

In selecting investments for the these Funds, Mitchell Hutchins relies on the expertise of its team of analysts and portfolio managers. The Mitchell Hutchins team uses a "top-down" investment process for each Fund. The process consists of three fundamental steps: to determine portfolio duration, to select sectors appropriate for Fund investment, and to analyze and purchase individual securities. Duration is a measure of the expected life of a security on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Sector selection is determined by analyzing the spreads between various types of fixed income securities in which the Fund may invest. Finally, security selection is established by performing an analysis of both credit quality and structure of individual issues. All aspects of the Mitchell Hutchins investment process rely on solid economic, credit, quantitative and market research. Mitchell Hutchins believes that the fixed income markets offer opportunities for active management to increase portfolio value.

LOW DURATION INCOME FUND

PIMCO structures the portfolio of Low Duration Income Fund to maintain, under normal circumstances, an overall portfolio duration of from 1 to 3 years. PIMCO uses economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

HIGH INCOME FUND

Mitchell Hutchins believes that fixed income markets offer opportunities for active management to increase portfolio value. In selecting investments for High Income Fund, Mitchell Hutchins relies on the expertise of the portfolio manager, as well as his team of credit analysts. The investment process incorporates three key steps to achieve portfolio selection. They are industry selection, company selection and security selection. Industry selection consists of an analysis of economic factors, industry dynamics and yield spreads to determine which sectors of the market are the most attractive for investment. Company selection combines Mitchell Hutchins' proprietary financial forecasting model with fundamental credit analysis to determine which companies are the most attractive investment candidates. Consulting third party research and conducting company visits are also key components in this selection process. Finally, a security selection process is done to determine the appropriate type of security (such as high yield bond, common stock, etc.). Unlike equity research, which often relies on earnings or stock price evaluations to make buy and sell decisions, the credit analysis for the Fund focuses on cash flow. A company's strong cash flow is a key contributing factor to the creditworthiness of a security. Once this has been determined, a formalized risk management oversight ensures that the Fund's investment risk remains within defined parameters. All aspects of the Mitchell Hutchins investment process rely on solid economic, credit, quantitative and market research.

STRATEGIC INCOME FUND

Mitchell Hutchins believes that investors may be able to achieve superior returns through a flexible allocation of investments in several different sectors of the fixed income market. Strategic Income Fund has the flexibility to allocate its assets strategically among its three investment sectors.

Each of these sectors generally reacts differently to interest rate changes and reacts in different ways or at different times to different economic events. This means that when one sector underperforms the market as a whole, another sector may perform at roughly the same level as the market, while the third sector may outperform the market. Mitchell Hutchins believes that the relative investment opportunities and risks presented by securities in these sectors will vary so that, over time, securities in one or more of Strategic Income Fund's three sectors will become undervalued relative to the risks presented. Accordingly, the relative investment performance of these investments will change over time, and the best performing sector frequently will change from year to year.

Mitchell Hutchins seeks to take advantage of these changes in relative performance by allocating a greater proportion of Strategic Income Fund's assets in those investment sectors that it believes are undervalued.


--------------------------------------------------------------------------------
                              Prospectus Page 21

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

Allocations among the sectors and investment decisions with respect to each sector are made by investment management team comprised of a Fund allocation manager and individual sector managers. The Fund's allocation manager determines sector percentage allocations based upon advice from each sector manager as to the market considerations applicable to his sector. Decisions as to investments within each sector are made by the sector manager based on market outlook, investment research, geographic analysis and forecasts regarding currency and interest rates.

--------------------------------------------------------------------------------

                                  Performance

-------------------------------------------------------------------------------

These charts show the total returns for each calendar year for the Funds. Sales charges have not been deducted from total returns shown in the charts. Returns would be lower if sales charges were deducted. Past results are not a guarantee of future results.

Total returns, both before and after deducting the maximum sales charges, are shown below in the tables that follow the performance charts.

U.S. GOVERNMENT INCOME FUND

                           [BAR GRAPH APPEARS HERE]

The inception date for Class B shares was July 1, 1991; thus, the 1991 return for Class B shares represents the period from July 1, 1991 through December 31, 1991. The inception date for Class C shares was July 2, 1992; thus, the 1992 return for Class C shares represents the period from July 2, 1992 through December 31, 1992.

AVERAGE ANNUAL RETURNS
As of November 30, 1996

                                   CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                   -------------- -------------- --------------
Inception Date....................    8/31/84         7/1/91         7/2/92
ONE YEAR
 Before deducting maximum sales
  charges.........................     3.39%          2.72%          2.98%
 After deducting maximum sales
  charges.........................    (0.75)%        (2.28)%         2.23%
FIVE YEARS
 Before deducting maximum sales
  charges.........................     4.43%          3.63%           N/A
 After deducting maximum sales
  charges.........................     3.57%          3.28%           N/A
TEN YEARS (OR LIFE)
 Before deducting maximum sales
  charges.........................     6.39%          4.60%          2.91%
 After deducting maximum sales
  charges.........................     5.96%          4.45%          2.91%

--------------------------------------------------------------------------------
                              Prospectus Page 22

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

LOW DURATION INCOME FUND

                           [BAR GRAPH APPEARS HERE]

The inception date for Class A, B and C shares was May 3, 1993; thus, 1993 returns represent the period from May 3, 1993 through December 31, 1993. The Fund's performance in 1994 reflects a capital contribution made by Mitchell Hutchins that year and waivers by Mitchell Hutchins of a portion of its advisory and administrative fees. Absent the capital contribution and fee waivers, the Fund's performance in 1994 would have been lower. PIMCO assumed sub-advisory responsibilities for the Fund in October 1994.

AVERAGE ANNUAL RETURNS
As of November 30, 1996

                                   CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                   -------------- -------------- --------------
Inception Date....................  May 3, 1993    May 3, 1993    May 3, 1993
ONE YEAR
 Before deducting maximum sales
  charges.........................        6.46%          5.60%          5.82%
 After deducting maximum sales
  charges.........................        3.37%          2.60%          5.07%
LIFE
 Before deducting maximum sales
  charges.........................        3.78%          2.95%          3.21%
 After deducting maximum sales
  charges.........................        2.87%          2.69%          3.21%


--------------------------------------------------------------------------------
                              Prospectus Page 23

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

INVESTMENT GRADE INCOME FUND

                           [BAR GRAPH APPEARS HERE]

The inception date for Class B shares was July 1, 1991; thus, the 1991 return for Class B shares represents the period from July 1, 1991 through December 31, 1991. The inception date for Class C shares was July 2, 1992; thus, the 1992 return for Class C shares was for the period from July 2, 1992 through December 31, 1992.

AVERAGE ANNUAL RETURNS
As of November 30, 1996

                                   CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                   -------------- -------------- --------------
Inception Date....................    8/31/84         7/1/91         7/2/92
ONE YEAR
 Before deducting maximum sales
  charges.........................      6.33%         5.54%          5.80%
 After deducting maximum sales
  charges.........................      2.03%         0.54%          5.05%
FIVE YEARS
 Before deducting maximum sales
  charges.........................      8.53%         7.70%           N/A
 After deducting maximum sales
  charges.........................      7.66%         7.41%           N/A
TEN YEARS (OR LIFE)
 Before deducting maximum sales
  charges.........................      8.32%         12.24%         8.96%
 After deducting maximum sales
  charges.........................      7.88%         12.35%         8.96%


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                              Prospectus Page 24

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

HIGH INCOME FUND

                           [BAR GRAPH APPEARS HERE]

The inception date for Class B shares was July 1, 1991; thus, the 1991 return for Class B shares represents the period from July 1, 1991 through December 31, 1991. The inception date for Class C shares was July 2, 1992; thus, the 1992 return for Class C shares was for the period from July 2, 1992 through December 31, 1992.

AVERAGE ANNUAL RETURNS
As of November 30, 1996

                                   CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                   -------------- -------------- --------------
Inception Date....................    8/31/84         7/1/91         7/2/92
ONE YEAR
 Before deducting maximum sales
  charges.........................     16.55%         15.86%         15.96%
 After deducting maximum sales
  charges.........................     11.89%         10.86%         15.21%
FIVE YEARS
 Before deducting maximum sales
  charges.........................     11.75%         10.93%          N/A
 After deducting maximum sales
  charges.........................     10.85%         10.66%          N/A
TEN YEARS (OR LIFE)
 Before deducting maximum sales
  charges.........................      9.30%          8.39%          7.12%
 After deducting maximum sales
  charges.........................      8.85%          8.26%          7.12%


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                              Prospectus Page 25

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                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

STRATEGIC INCOME FUND

                           [BAR GRAPH APPEARS HERE]

The inception date for Class A, B and C shares was February 7, 1994; thus, the 1994 returns represent the period from February 7, 1994 through December 31, 1994.

AVERAGE ANNUAL RETURNS
As of November 30, 1996

                                   CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                   -------------- -------------- --------------
Inception Date....................     2/7/94         2/7/94         2/7/94
ONE YEAR
 Before deducting maximum sales
  charges.........................     15.60%         14.69%         15.07%
 After deducting maximum sales
  charges.........................     10.96%          9.69%         14.32%
LIFE
 Before deducting maximum sales
  charges.........................      6.18%          5.40%          5.68%
 After deducting maximum sales
  charges.........................      4.63%          4.42%          5.68%


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                               Prospectus Page 26

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                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for Class A shares of the Funds reflects deduction of the Funds' maximum initial sales charge of 4% (3% for Low Duration Income Fund) at the time of purchase, and standardized return for Class B and Class C shares of the Funds reflects the deduction of the applicable contingent deferred sales charge imposed on a sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as "Life." Total return calculations assume reinvestment of dividends and other distributions. The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

-------------------------------------------------------------------------------

                            The Funds' Investments

-------------------------------------------------------------------------------

BONDS are fixed or variable rate debt obligations, including notes, debentures and similar debt instruments and securities. Mortgage- and asset-backed securities are types of bonds. Corporations, governments and others issuers use bonds to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

U.S. GOVERNMENT BONDS include direct obligations of the U.S. government (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. U.S. government bonds include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government bonds may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer, such as the Resolution Funding Corporation, the Student Loan Marketing Association ("Sallie Mae"), the Federal Home Loan Banks and the Tennessee Valley Authority.

CORPORATE BONDS are bonds issued by corporations, banks, partnerships, trusts or other non-governmental entities.

MORTGAGE- AND ASSET-BACKED SECURITIES, in which all of the Funds may invest, are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation ("Freddie Mac") or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. The growth of mortgage-backed securities and the secondary


--------------------------------------------------------------------------------
                              Prospectus Page 27

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

mortgage market in which they are traded has helped to keep mortgage money available for home financing.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks, and evaluating them requires special knowledge.

When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different.These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

ZERO COUPON BONDS, OID AND PIK SECURITIES. Zero coupon bonds, in which each Fund may invest are securities that make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer of these bonds receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be redeemed at face value on a specified maturity date. There are many kinds of zero coupon bonds. Some are issued in zero-coupon form, including stripped U.S. government securities issued through the U.S. Treasury. Others are created by brokerage firms that strip (separate) the coupons (unmatured interest payments) from interest-paying bonds and sell the principal and the coupons separately.

Because zero coupon bonds bear no interest, they are generally more sensitive to changes in interest rates than other U.S. government bonds. This means that when interest rates fall, the value of zero coupon bonds rises more rapidly than bonds paying interest on a current basis. However, when interest rates rise, their value falls more dramatically.

The Funds may invest in other securities with original issue discount ("OID"), a term that means the securities are issued at a price lower than their value at maturity even though the securities also may pay cash dividends. In addition, Investment Grade Income Fund, High Income Fund and Strategic Income Fund may invest in payment-in-kind ("PIK") securities, a term that means interest is paid in additional securities and not in cash. OID and PIK securities also are more sensitive to changes in interest rates than securities that pay interest in cash.

SOVEREIGN DEBT, BRADY BONDS AND STRUCTURED FOREIGN INVESTMENTS. Sovereign debt includes bonds that are issued or guaranteed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers.

Brady bonds are sovereign debt securities issued under a 1989 plan (named for former U.S. Treasury Secretary Nicholas F. Brady) that allows emerging market countries to restructure their outstanding debt to U.S. and other banks.

Strategic Income Fund may invest in structured foreign investments. These are securities backed by or representing interests in certain underlying securities or instruments, such as commercial bank loans, Brady bonds or preferred stock. The cash flow on these underlying instruments may be reapportioned among several classes of the structured foreign investments so that the classes may have different maturities, payment priorities and interest rate provisions. Strategic Income Fund receives interest and principal payments on structured foreign investments only to the extent that the underlying instruments produce sufficient cash flow.

EQUITY SECURITIES, in which High Income Fund and Strategic Income Fund may invest, include common stocks, preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar


--------------------------------------------------------------------------------
                              Prospectus Page 28

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                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

type, represent an equity (ownership) interest in a corporation. Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. The prices of equity securities generally fluctuate more than bonds and reflect changes in a company's financial condition and in overall market and economic conditions. It is possible that a Fund may experience a substantial or complete loss on an individual equity security.

CONVERTIBLE SECURITIES, in which Investment Grade Income Fund, High Income Fund and Strategic Income Fund may invest, include bonds, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Strategic Income Fund, Investment Grade Income Fund and High Income Fund may invest in fixed and floating rate loans arranged through private negotiations with a U.S. or foreign borrower. These investments normally are participations in or assignments of all or a portion of loans made by banks. Participations typically will result in the Fund's having a contractual relationship only with the lender, not with the borrower. In a participation, the Fund is entitled to receive payments of principal, interest and any loan fees by the lender only when and if these fees are received. Also, the Fund may not directly benefit from any collateral supporting the underlying loan. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. If the lender becomes insolvent, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In a loan assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments on to the Fund.

CURRENCY-LINKED INVESTMENTS. Investment Grade Income Fund, High Income Fund and Strategic Income Fund may invest in bonds that are indexed to specific foreign currency exchange rates. The principal amount of these bonds may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A Fund may experience loss of principal due to these adjustments.

REPURCHASE AGREEMENTS. Each Fund may use repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer, usually no more than seven days after purchase, at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or, for Low Duration Income Fund, PIMCO, to present minimum credit risks in accordance with guidelines established by the Fund's board.

RISKS

INTEREST RATE AND CREDIT RISK. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Funds' investments. In general, bonds having longer durations are more sensitive to interest changes than are bonds with shorter durations. See "Duration."

Credit risk is the risk that the issuer or a guarantor may be unable to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.


--------------------------------------------------------------------------------
                              Prospectus Page 29

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                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund


CREDIT RATINGS; BONDS RATED BELOW INVESTMENT GRADE. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade bonds.

Investment grade bonds are rated in one of the four highest rating categories by a nationally recognized rating agency, such as S&P or Moody's, or, if unrated, are considered to be of comparable quality by Mitchell Hutchins (or PIMCO for Low Duration Income Fund). Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Investment Grade Income Fund, High Income Fund and Strategic Income Fund may invest without limit in bonds with the lowest investment grade rating.

High yield, high risk bonds are rated below investment grade and are commonly referred to as "junk bonds." High Income Fund and Strategic Income Fund may invest their entire portfolios in these bonds. Investment Grade Income Fund may invest up to 35% of its total assets in these bonds. High yield, high risk bonds are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. A Fund's investments in these lower rated bonds entail greater risk than its investments in higher rated bonds. Lower rated bonds may be more sensitive to adverse market conditions. During an economic downturn or period of rising interest rates, their issuers may experience financial stress that adversely affects their ability to pay interest and principal and may increase the possibility of default. Lower rated bonds are frequently unsecured by collateral and will not receive payment until more senior claims are paid in full. The market for these bonds is thinner and less active, which may limit the Funds' ability to sell them at fair value in response to changes in the economy or financial markets.

During the fiscal year or period ended November 30, 1996, Investment Grade Income Fund, High Income Fund and Strategic Income Fund invested their average annual net assets as follows:

                                                 INVESTMENT
                                                   GRADE     HIGH   STRATEGIC
            % OF AVERAGE ANNUAL NET                INCOME   INCOME   INCOME
              ASSETS INVESTED IN                    FUND     FUND     FUND
            -----------------------              ---------- ------  ---------
Debt securities rated by S&P or Moody's            91.06%   82.94%    91.07%
Debt securities not so rated                        3.78%   11.01%     6.65%
Securities rated AAA/Aaa (including cash items)     7.57%    3.19%    36.69%
Securities rated AA/Aa                              4.84%     --       2.83%
Securities rated A/A                               27.06%     --       0.77%
Securities rated BBB/Baa                           26.39%     --       4.67%
Securities rated BB/Ba                             23.98%   33.12%    14.54%
Securities rated B/B                                1.22%   44.02%    31.57%
Securities rated CCC/Caa                             --      2.61%      --

It should be noted that this information reflects the average composition of the assets of each Fund during the fiscal year or period ended November 30, 1996 and is not necessarily representative of that Fund's assets as of the end of that fiscal year or period, the current fiscal year or at any time in the future.

DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins or, for Low Duration Income Fund, PIMCO, in portfolio selection and yield curve positioning for the Funds.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Duration allows Mitchell Hutchins (or PIMCO for Low Duration Income Fund) to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Fund's portfolio. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins or PIMCO calculates the duration of the Fund's portfolio as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various


--------------------------------------------------------------------------------
                              Prospectus Page 30
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                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a Fund's portfolio may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or is considered to be of the highest credit quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances.

Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins or, for Low Duration Income Fund, PIMCO, seeks to manage a Fund's investments in mortgage-backed securities so that the volatility of a Fund's portfolio, taken as a whole, is consistent with the Fund's investment objective. If market interest rates or other factors that affect the volatility of securities held by a Fund change in ways that Mitchell Hutchins or PIMCO does not anticipate, the Fund's ability to meet its investment objective may be reduced.

While Low Duration Income Fund generally may invest in CMO classes that are structured to sell at a premium or a discount, the Fund may not invest in


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                               Prospectus Page 31

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                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

IO or PO classes or in inverse floating rate classes. Investment Grade Income Fund may invest no more than 10% of its total assets in IO or PO classes.

RISKS OF ZERO COUPON BONDS, OID AND PIK SECURITIES. Zero coupon bonds pay no interest to holders prior to maturity. However, a portion of the original issue discount on the zero coupon securities must be included in a Fund's income. This also is true for other OID securities. In addition, a Fund must include in its income the value of any securities received in place of cash interest payments on PIK securities. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes (see "Taxes" in the Statement of Additional Information), a Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

Zero coupon bonds usually trade at a substantial discount from their face or par value. PIK securities often trade at a discount. These securities are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

FOREIGN SECURITIES. Strategic Income Fund, Investment Grade Income Fund and High Income Fund may invest in foreign securities. Investing in foreign securities, especially in emerging markets, can involve more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In general, less information may be available about foreign companies than about U.S. companies, and they are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

Sovereign debt involves specific risks. Issuers, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of the debt. A Fund may have limited recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

INVESTING IN EMERGING MARKETS. Emerging market securities involve additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

CURRENCY. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a Fund's foreign investments. A Fund's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation or other political or economic developments inside and outside the United States.

DERIVATIVES. Some of the Funds' investments may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swaps and similar instruments that may be used in hedging and related strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' view, derivative securities also include "stripped" securities, specially structured types of mortgage- and asset-backed securities, such as IOs, POs or inverse floaters, and dollar-denominated securities whose value is linked to foreign currencies. The market value of derivatives sometimes is more volatile than that of other investments, and each type of derivative may pose its


--------------------------------------------------------------------------------
                              Prospectus Page 32

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

own special risks. Mitchell Hutchins (or PIMCO for Low Duration Income Fund) takes these risks into account in its management of the Funds.

COUNTERPARTIES. The Funds may be exposed to the risk of insolvency of another party with which the Fund enters into a transaction, such as a repurchase agreement or a derivative contract. Subject to board supervision, Mitchell Hutchins (or PIMCO for Low Duration Income Fund) monitors and evaluates the creditworthiness of these counterparties to help minimize those risks.

LIMITS OF SECTOR ALLOCATION STRATEGY. Mitchell Hutchins believes that Strategic Income Fund's strategy of sector allocation should be less risky than investing in only one sector of the bond market. Data from the Lehman Aggregate Bond Index, the Salomon Brothers High Yield Index, the Merrill Lynch High Yield Index and the Salomon Brothers World Government Bond Index indicate that these sectors are not closely correlated. If successful, the Fund's strategy should enable the Fund to achieve a higher level of investment return than if the Fund invested exclusively in any one investment or allocated a fixed proportion of its assets to each investment sector. The Fund is, however, more dependent on the ability of Mitchell Hutchins to evaluate successfully the relative values of the Fund's three investment sectors than is the case with a fund that does not seek to adjust market sector allocations over time.

NON-DIVERSIFIED STATUS. Strategic Income Fund is "non-diversified," as that term is defined in the 1940 Act. This means, in general, that more than 5% of the total assets of the Fund may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets is invested in the securities of a single issuer. When the Fund's portfolio is comprised of securities of a smaller number of issuers than if it were "diversified," the Fund will be subject to greater risk because changes in the financial condition or market assessment of a single issuer may have a greater effect on the Fund's total return and the price of Fund shares.

INVESTMENT TECHNIQUES AND STRATEGIES

HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS. Each Fund may use derivative contracts, such as options (both exchange-traded and over-the-counter) and futures contracts, in strategies intended to enhance income, realize gains or reduce the overall risk of its investments ("hedge"). Use of these derivative contracts solely to enhance income or realize gains may be considered a form of speculation. High Income Fund and Strategic Income Fund also may use forward currency contracts, but solely for hedging purposes. Each Fund may use interest rate swaps and similar contracts to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date. New financial products and risk management techniques continue to be developed, and they may be used by any Fund if consistent with its investment objective and policies. The Statement of Additional Information contains further information on these derivative contracts and related hedging strategies.

The Funds might not use any derivative contract or hedging strategy, and there can be no assurance that any hedging strategy will succeed. If Mitchell Hutchins or PIMCO is incorrect in its judgment on interest rates, market values or other economic factors in using a hedging strategy, a Fund might have lower net income and a net loss on the investment. Each strategy involves certain risks, which include:

 . the fact that the skills needed to implement a strategy using derivative contracts are different from those needed to select securities for the Funds,

 . the possibility of imperfect correlation, or even no correlation, between price movements of derivative contracts used in hedging strategies and price movements of the securities being hedged,

 . possible constraints on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to "cover" or to segregate securities, and

 . the possibility that a Fund is unable to close out or liquidate its position.

PORTFOLIO TURNOVER. Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins (or PIMCO for Low Duration Income Fund) deems portfolio changes appropriate. A higher turnover rate for a Fund


--------------------------------------------------------------------------------
                              Prospectus Page 33

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

(100% or more) will involve correspondingly greater transaction costs, which will be borne directly by that Fund and may increase the potential for short-term capital gains.

ILLIQUID SECURITIES. U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund may invest up to 10% of their net assets, and Low Duration Income Fund and Strategic Income Fund up to 15% of their net assets, in illiquid securities. These include repurchase agreements maturing in more than seven days, certain cover for over-the-counter options and securities whose disposition is restricted under the federal securities laws. The Funds do not consider securities that are eligible for resale under SEC Rule 144A to be illiquid if Mitchell Hutchins (or PIMCO for Low Duration Income Fund) has determined them to be liquid, based upon the trading markets for the securities under procedures approved by the Funds' boards.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase securities on a "when-issued" or delayed-delivery basis. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on a when-issued or delayed-delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets taken at market value. Lending securities enables the Funds to earn additional income, but could result in a loss or delay in recovering these securities.

TEMPORARY AND DEFENSIVE POSITIONS. When Mitchell Hutchins (or PIMCO for Low Duration Income Fund) believes that unusual circumstances warrant a defensive posture, a Fund may temporarily commit all or any portion of its assets to cash or money market instruments, including repurchase agreements. Each Fund may commit up to 35% of its total assets (100% of Strategic Income Fund's total assets) to cash or money market instruments for liquidity purposes or pending investment in other securities.

BORROWINGS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS. U.S. Government Income Fund, Low Duration Income Fund and Strategic Income Fund each may invest in "arbitraged" dollar roll and reverse repurchase transactions. In a dollar roll, the Fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. In a reverse repurchase agreement, the Fund sells securities to a bank or dealer and agrees to repurchase them on demand or on a specified future date and at a specified price. In "arbitraged" transactions, the Fund maintains an offsetting position in cash or in U.S. government or investment grade bonds that mature on or before the settlement date of the related dollar roll or reverse repurchase agreement. Mitchell Hutchins believes that these "arbitraged" transactions do not present the risks that are normally associated with leverage. These Funds may invest up to 5% of their total assets in dollar rolls that are not arbitraged. These dollar roll and reverse repurchase transactions are subject to each Fund's limitation on borrowings and may not exceed 33 1/3% of its total assets. These Funds also may borrow for temporary or emergency purposes, but not in excess of an additional 5% of a Fund's total assets.

Investment Grade Income Fund and High Income Fund each may use reverse repurchase agreements and borrow money for temporary or emergency purposes, but not in excess of 10% of each Fund's total assets.

OTHER INFORMATION. Each Fund normally invests at least 65% of its total assets in income producing securities, which include zero coupon bonds and other OID securities and, for each Fund permitted to invest in them, PIK securities and PO mortgage-backed securities. Strategic Income Fund may not invest more than 35% of its total assets in zero coupon securities.

Each Fund may sell securities that it already owns short ("short sales against the box") to defer realization of gains or losses for tax or other purposes.

New forms of bonds, derivatives and hedging instruments continue to be developed. Each Fund may invest in such securities to the extent consistent with its investment objectives.


--------------------------------------------------------------------------------
                              Prospectus Page 34

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                              Flexible Pricing/(SM)/
-------------------------------------------------------------------------------

Each Fund offers through this Prospectus three classes of shares that differ in terms of sales charges and expenses. An investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4% of the public offering price--3% for Low Duration Income Fund) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' transfer agent ("Transfer Agent") receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

U.S. GOVERNMENT INCOME FUND
INVESTMENT GRADE INCOME FUND
HIGH INCOME FUND
STRATEGIC INCOME FUND

                           SALES CHARGE AS A PERCENTAGE OF:    DISCOUNT TO SELECTED
                          ---------------------------------- DEALERS AS PERCENTAGE OF
AMOUNT OF INVESTMENT      OFFERING PRICE NET AMOUNT INVESTED      OFFERING PRICE
--------------------      -------------- ------------------- ------------------------
Less than $100,000......       4.00%            4.17%                  3.75%
$100,000 to $249,999....       3.00             3.09                   2.75
$250,000 to $499,999....       2.25             2.30                   2.00
$500,000 to $999,999....       1.75             1.78                   1.50
$1,000,000 and over (1).       None             None                   1.00 (2)

LOW DURATION INCOME FUND

                           SALES CHARGE AS A PERCENTAGE OF:    DISCOUNT TO SELECTED
                          ---------------------------------- DEALERS AS PERCENTAGE OF
AMOUNT OF INVESTMENT      OFFERING PRICE NET AMOUNT INVESTED      OFFERING PRICE
--------------------      -------------- ------------------- ------------------------
Less than $100,000......       3.00%            3.09%                  2.75%
$100,000 to $249,999....       2.50             2.56                   2.25
$250,000 to $499,999....       2.00             2.04                   1.75
$500,000 to $999,999....       1.50             1.52                   1.25
$1,000,000 and over (1).       None             None                   1.00(2)

-------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may not withdraw more than 12% of the value of the Fund account under the Plan in the first year after purchase.
(2) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS & WAIVERS

Investors purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

 . their spouses, parents or children under age 21;

 . their Individual Retirement Accounts (IRAs);

--------------------------------------------------------------------------------
                              Prospectus Page 35

-------------------------------------------------------------------------------
                              ------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

 . certain employee benefit plans, including 401(k) plans;

 . any company controlled by the investor;

 . trusts created by the investor;

 . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or

 . accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

 . is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

 . is the spouse, parent or child of any of the above;

 . buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

  . was the investment executive's client at the competing brokerage firm;

  . within 90 days of buying Class A shares in this Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  . the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

 . is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

 . is an employer establishing an employee benefit plan qualified under section
  401, including a salary reduction plan qualified under section 401(k) or section 403(b) of the Internal Revenue Code ("Code")(each a "qualified plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, a plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

 . is a participant in the PaineWebber Members Only Program(TM). For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating organizations in a total amount not to exceed 1% of the amount invested;

 . is a variable annuity offered only to qualified pension plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

 . acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to supplement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived; or

 . acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the


--------------------------------------------------------------------------------
                              Prospectus Page 36

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (net asset value of the shares at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years (four years for Low Duration Income Fund) do not have to pay a sales charge when selling those shares.

U.S. GOVERNMENT INCOME FUND
INVESTMENT GRADE INCOME FUND
HIGH INCOME FUND
STRATEGIC INCOME FUND

                                                           PERCENTAGE BY WHICH
                                                          THE SHARES' NET ASSET
IF THE INVESTOR SELLS SHARES WITHIN:                      VALUE IS MULTIPLIED:
------------------------------------                      ---------------------
1st year of purchase.....................................            5%
2nd year of purchase.....................................            4
3rd year of purchase.....................................            3
4th year of purchase.....................................            2
5th year of purchase.....................................            2
6th year of purchase.....................................            1
7th year of purchase.....................................         None

LOW DURATION INCOME FUND

                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                                PERCENTAGE OF
                                                               NET ASSET VALUE
                     REDEMPTION DURING                          AT REDEMPTION
                     -----------------                       -------------------
1st Year Since Purchase..................................              3%
2nd Year Since Purchase..................................              2
3rd Year Since Purchase..................................              2
4th Year Since Purchase..................................              1
5th Year Since Purchase..................................           None

Class B shareholders of Low Duration Income Fund who exchange those shares for shares of other PaineWebber mutual funds will be subject to the contingent deferred sales charges of the Class B shares acquired through the exchange, which in most cases are higher than those applicable to the Class B shares and are imposed over a longer period. Class B shareholders of one of these other funds who acquire Class B shares of Low Duration Income Fund through an exchange will continue to be subject to the contingent deferred sales charge of their original fund.

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years (four years for Low Duration Income Fund), the Fund automatically will minimize the sales charge by assuming they are selling:

 . First, Class B shares owned through reinvested dividends and capital gain distributions; and

 . Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

 . sales of shares under the Fund's "Systematic Withdrawal Plan" (investors may not withdraw annually more than 12% of the value of the Fund account under the Plan);

 . a distribution from an IRA, a self-employed individual retirement plan
  ("Keogh Plan") or a custodial account under Section 403(b) of the Internal Revenue Code (after the investor reaches age 59 1/2);

 . a tax-free return of an excess IRA contribution;

 . a tax-qualified retirement plan distribution following retirement; or

 . Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.

--------------------------------------------------------------------------------
                              Prospectus Page 37

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

A contingent deferred sales charge of 0.75% of the offering price (net asset value of at the time of purchase) or net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on the Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gains are not subject to the 0.75% charge. Withdrawals under the Systematic Withdrawal Plan also are not subject to this charge. However, investors may not withdraw annually more than 12% of the value of the Fund account under the Plan in the first year after purchase.

-------------------------------------------------------------------------------

                               How to Buy Shares

-------------------------------------------------------------------------------

Prices are calculated for the Fund's Class A, Class B and Class C shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business. Shares are purchased at the next share price calculated after the purchase order is received. The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent by completing an account application, which can be obtained by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., the Funds' Transfer Agent, Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 . mail an application with a check; or

 . open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

MINIMUM INVESTMENTS

                                                        ALL FUNDS
                                                       (EXCEPT LOW
                                                         DURATION   LOW DURATION
                                                       INCOME FUND) INCOME FUND
                                                       ------------ ------------
To open an account....................................    $1,000        $100
To add to an account..................................    $  100        $100

A Fund may waive or reduce these minimums for:

 . employees of PaineWebber or its affiliates; or

 . participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Fund shares for the same class of other PaineWebber mutual fund shares. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

--------------------------------------------------------------------------------
                              Prospectus Page 38

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund



 . Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 . Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

  . the investor's name and address;

  . the Fund's name;

  . the Fund account number;

  . the dollar amount or number of shares to be sold; and

  . a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this prospectus for a listing of other PaineWebber mutual funds.

-------------------------------------------------------------------------------

                              How to Sell Shares

-------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, and last, Class B.

If a shareholder wants to sell shares which were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through PFPC Inc., the Fund's Transfer Agent, may sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all Fund shares in any shareholder account with a net asset value of less than $500. If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

--------------------------------------------------------------------------------
                              Prospectus Page 39

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                                Other Services
-------------------------------------------------------------------------------

Investors should consult their investment executive at PaineWebber or one of its correspondent firms to learn more about the following services:

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan Service with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more each month from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December) or semiannual (June and December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

 . CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

 . CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly and semiannual withdrawals of $200, $400 and $600, respectively.

Withdrawals under the Systematic Withdrawal Plan are not subject to a contingent deferred sales charge. Investors may not withdraw more than 12% of the value of the Fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-Directed IRAs are available through PaineWebber in which purchases of PaineWebber funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

-------------------------------------------------------------------------------

                                  Management

-------------------------------------------------------------------------------

Each Fund is governed by a board of trustees, which oversees the Fund's operations. Each board has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of its board). Mitchell Hutchins has appointed PIMCO as investment sub-adviser for Low Duration Income Fund.

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is the asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On February 28, 1997, Mitchell Hutchins was adviser or sub-adviser of 30 investment companies with 65 separate portfolios and aggregate assets of approximately $33.3 billion.

PIMCO is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary of PIMCO Advisors L.P., a publicly


--------------------------------------------------------------------------------
                              Prospectus Page 40

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

held investment advisory firm. As of February 28, 1997, PIMCO had approximately $92.3 billion in assets under management and was adviser or sub-adviser of investment companies with 57 portfolios and aggregate assets of approximately $26.2 billion.

The boards have determined that brokerage transactions for the Funds may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by each board.

Mitchell Hutchins and PIMCO personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

As investment adviser and administrator, Mitchell Hutchins supervises all aspects of each Fund's operations (including the activities of PIMCO, as sub-adviser for Low Duration Income Fund), and Mitchell Hutchins makes and implements all investment decisions for each Fund other than Low Duration Income Fund. PIMCO makes and implements all investment decisions for that Fund.

Nirmal Singh and Craig M. Varrelman, CFA, have been responsible for the day-to-day management of U.S. Government Income Fund's portfolio and for the U.S. government and investment grade securities sector of Strategic Income Fund since December 1994. Mr. Singh and Mr. Varrelman are both first vice presidents of Mitchell Hutchins. Prior to joining Mitchell Hutchins in September 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team. From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988 with an expertise in U.S. government securities.

James F. Keegan and Julieanna Berry are responsible for the day-to-day management of Investment Grade Income Fund's portfolio, and Mr. Keegan shares responsibility for the day-to-day management of the U.S. government and investment grade securities sector of Strategic Income Fund. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was a director with Merrion Group, L.P. From 1987 to 1994, he was a vice president of global investment management of Bankers Trust Company. Mrs. Berry has held her fund responsibilities since June 1995. Mrs. Berry is a vice president of Mitchell Hutchins, where she has been employed as a portfolio manager since 1989.

William C. Powers, a Managing Director of PIMCO, is responsible for the day-to-day management of Low Duration Income Fund's portfolio. Mr. Powers has participated in the management of the portfolio since PIMCO assumed sub-advisory responsibilities for the Fund in October 1994. Since 1991, Mr. Powers has been a senior member of the fixed income portfolio management group of PIMCO.

Dennis L. McCauley, managing director and chief investment officer of fixed income investments of Mitchell Hutchins, has been Strategic Income Fund's allocation manager since March 1995. Mr. McCauley has been employed by Mitchell Hutchins since December 1994 and is responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the retirement fund investment committee.

Thomas J. Libassi, a senior vice president of Mitchell Hutchins, has been responsible for the day-to-day management of High Income Fund's portfolio since May 1994. Mr. Libassi also has been the sector manager responsible for the day-to-day management of Strategic Income Fund's U.S. high yield, high risk securities since that date. Prior to May 1994, Mr. Libassi was a vice president of Keystone Custodian Funds Inc. with portfolio management responsibility for approximately $900 million in assets primarily invested in high yield, high risk bonds.

Stuart Waugh, a managing director of Mitchell Hutchins responsible for global fixed income and currency trading, is the sector manager responsible for the day-to-day management of Strategic Income Fund's foreign and emerging market bonds. Mr. Waugh has been employed by Mitchell Hutchins since 1984.

Other members of Mitchell Hutchins' fixed income and equity investments groups provide input on market outlook, interest rate forecasts, investment research and


--------------------------------------------------------------------------------
                              Prospectus Page 41

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

other considerations pertaining to each Fund's investments.

MANAGEMENT FEES & OTHER EXPENSES

Each Fund pays Mitchell Hutchins a monthly fee for its services. For the most recent fiscal year, Mitchell Hutchins received a monthly fee for these services at an annual rate of 0.75% of the Fund's average daily net assets for Strategic Income Fund and at an annual rate of 0.50% of average daily net assets for each other Fund. Mitchell Hutchins (not the Fund) pays PIMCO a monthly fee for its services as sub-adviser for Low Duration Fund at an annual rate of 0.25% of that Fund's average daily net assets.

Each Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Transfer Agent.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins:

 . Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

 . Monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B shares and Class C Shares, respectively.

Under the Plans, Mitchell Hutchins primarily uses the service fees to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 . Offset the commissions it pays to PaineWebber for selling each Fund's Class
  B and Class C shares, respectively.

 . Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are sold, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from either Fund or investors at the time of sale of Class B or C shares.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for each class of shares ("Distribution Contracts") specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews each Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.


--------------------------------------------------------------------------------
                              Prospectus Page 42

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

                    Determining the Shares' Net Asset Value
-------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If market quotations are not readily available, assets are valued at fair value as determined in good faith by or under the direction of its board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be recognized that judgment plays a greater role in valuing high yield, high risk bonds, thinly traded securities and foreign securities in which High Income Fund, Investment Grade Income Fund and Strategic Income Fund may invest, because there is less reliable, objective data available.

-------------------------------------------------------------------------------

                               Dividends & Taxes

-------------------------------------------------------------------------------

DIVIDENDS

Dividends from Strategic Income Fund's net investment income are declared and paid monthly. Dividends from each of the other four Funds' net investment income are declared daily and paid monthly. High Income Fund and Strategic Income Fund may, but are not required to, distribute with any dividend all or some of any net realized foreign currency gains.

Substantially all of each Fund's net capital gain, net short-term capital gain, and, for High Income Fund and Strategic Income Fund, undistributed net realized foreign currency gains, if any, are distributed at least annually. Each Fund may make additional distributions if necessary to avoid income or excise taxes. While a Fund will not declare any distribution in excess of the amount of its net investment income and net realized foreign currency gains available at the time of declaration, it is possible that foreign currency losses sustained after that time could convert a portion of such a distribution to a non-taxable return of capital.

Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. For the same reason, dividends on a Fund's Class B shares are expected to be lower than those on its Class C shares. Dividends on each class might be affected differently by the allocation of other class-specific expenses. See "General Information."

With respect to the four Funds that pay daily dividends, shares purchased through PaineWebber investment executives and correspondent firms begin earning dividends on the Business Day following the date payment for the shares is due; shares purchased through the Transfer Agent begin earning dividends on the Business Day following its receipt of payment for the shares. Shares acquired through an exchange begin earning dividends on the Business Day following the day on which the exchange is effected.

A Fund's distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either by check or credited to the shareholder's PaineWebber account, should contact their investment executive at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application.

--------------------------------------------------------------------------------
                              Prospectus Page 43

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will not have to pay federal income tax on the part of its taxable income (generally consisting of net investment income, net short-term capital gain and certain net foreign currency gains) and net long-term capital gain that it distributes to its shareholders. Under certain circumstances, these requirements may limit Strategic Income Fund's ability to reallocate its assets among broad markets.

Dividends from a Fund's taxable income (whether paid in cash or shares) generally are taxable to its shareholders as ordinary income. Distributions of a Fund's net long-term capital gain (whether paid in cash or shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.

YEAR-END TAX REPORTING

Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and any portion of those dividends that qualifies for special treatment.

WITHHOLDING REQUIREMENTS

Each Fund must withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

A sale (redemption) of Fund shares may result in a taxable gain or loss. This depends on whether the shareholders receive more or less than their adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of a Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently buys Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

No gain or loss will be recognized to a shareholder as a result of conversion of Class B shares into Class A shares.

                                    * * * *

Because the foregoing only summarizes some of the important federal income tax considerations affecting the Funds and their shareholders, please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisors.

-------------------------------------------------------------------------------

                              General Information

-------------------------------------------------------------------------------

ORGANIZATION

U.S. Government Income Fund, Low Duration Income Fund, Investment Grade Income Fund and High Income Fund are diversified series of PaineWebber Managed Investments Trust, an open-end management investment company formed on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. Strategic Income Fund is a non-diversified series of PaineWebber Securities Trust, an open-end management investment company formed on

--------------------------------------------------------------------------------
                              Prospectus Page 44

--------------------------------------------------------------------------------
                              -------------------
PaineWebber U.S. Government Income Fund Low Duration U.S. Government Income Fund
Investment Grade Income Fund       High Income Fund        Strategic Income Fund

December 3, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The trustees of PaineWebber Managed Investments Trust and PaineWebber Securities Trust (each, a "Trust") have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $.001 per share.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class represents an identical interest in the respective Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes.

Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends on Class B and Class C shares are likely to be lower than for Class A shares and are likely to be higher on Class Y shares than for any other class of shares.

Class Y shares, which are offered only to limited groups of investors, are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees. More information concerning Class Y shares may be obtained from an investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for misstatements in the Prospectus about another Fund. The boards have considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trusts may elect all of their board members. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to a class. The shares of each series of a Trust will be voted separately, except when an aggregate vote of all the securities is required by law.

SHAREHOLDER MEETINGS

The Funds do not hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of either Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of a Trust's outstanding shares.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated herein by reference, is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds' custodian and recordkeeping agent. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Funds' transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.


--------------------------------------------------------------------------------
                              Prospectus Page 45

                                    APPENDIX
                                    RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

  AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

  AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation; BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI. The rating CI is reserved for income bonds on which no interest is being paid.

  D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does nor rate a particular type of obligation as matter of policy.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  PRIME-1. Issues assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2. Issuers assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3. Issuers assigned this rating have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

  A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety; A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation; A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1; A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities; C. This rating is assigned to short-term debt obligations with a doubtful capacity for payment; D. This rating indicates that the issue is either in default or is expected to be in default upon maturity.

                              ------------------
                                   ---------
--------------------------------------------------------------------------------


                    PaineWebber U.S. Government Income Fund
              PaineWebber Low Duration U.S. Government Income Fund
                    PaineWebber Investment Grade Income Fund
                          PaineWebber High Income Fund
                       PaineWebber Strategic Income Fund
             Prospectus -- April 1, 1997, as revised July 31, 1997


--------------------------------------------------------------------------------

[]PAINEWEBBER BOND FUNDS     []PAINEWEBBER STOCK FUNDS

  High Income Fund             Capital Appreciation Fund
  Investment Grade Income      Financial Services Growth Fund
  Fund                         Growth Fund
  Low Duration U.S.            Growth and Income Fund
  Government  Income Fund      Small Cap Fund
  Strategic Income Fund        Utility Income Fund
  U.S. Government Income
  Fund


[]PAINEWEBBER TAX-FREE       []PAINEWEBBER GLOBAL FUNDS
  BOND FUNDS
                               Asia Pacific Growth Fund
  California Tax-Free          Emerging Markets Equity Fund
  Income Fund                  Global Equity Fund
  Municipal High Income        Global Income Fund
  Fund

  National Tax-Free
  Income Fund
  New York Tax-Free
  Income Fund                []PAINEWEBBER MONEY MARKET
                               FUND

[]PAINEWEBBER ASSET
  ALLOCATION FUNDS

  Balanced Fund
  Tactical Allocation
  Fund


 A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

(C) 1997 PaineWebber Incorporated
--------------------------------------------------------------------------------